                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                         SPECIALTY PRODUCTS & INSULATION CO.
------------------------------------------------------------------------------------------------------------------
                              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     Pennsylvania                                                 23-1713012
-----------------------------------------------------     --------------------------------------------------------
       (STATE OF INCORPORATION OR ORGANIZATION)                        (IRS Employer Identification No.)

         1097 Commercial Avenue; P.O. Box 576
            East Petersburg, Pennsylvania                                           17520
-----------------------------------------------------     --------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file numbers to which this form relates:
333-49947

Securities to be registered pursuant to section 12(b) of the Act:

             Title of each class                           name of each exchange on which
             to be so registered                           each class is to be registered

                    None                                                None
---------------------------------------------    ------------------------------------------------


Securities to be registered pursuant to section 12(g) of the Act:
                     Common Stock, $.01 par value per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
------   -------------------------------------------------------

          Reference is hereby made to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-49947)(the "Registration Statement"), as filed on June 16, 1998, and particularly to the description of the Registrant's Common Stock, par value $.01 per share set forth under the caption "Description of Capital Stock" beginning on page 44 thereof. Such Registration Statement is hereby incorporated by reference herein.

Item 2.  Exhibits.
------   --------

          The following exhibits are filed as a part of this registration statement:

          2.1. Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registration Statement);

          2.2  Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 of the Registration Statement);

          2.3  Specimen Common Stock Certificate (incorporated by reference to
               Exhibit 4.1 of the Registration Statement).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       SPECIALTY PRODUCTS & INSULATION CO.
                                       -----------------------------------
                                              (Registrant)


Date:                                  By: /s/ Ronald L. King
     ----------------                     ----------------------------------
                                          Ronald L. King
                                          President and Chief Executive Officer



                                       3